SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                          Security Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                April 20, 1999



                           Dixon Ticonderoga Company

              (Exact name of registrant as specified in its charter)

     Delaware                           0-2655                     23-0973760

(State or the Jurisdiction of      (Commission File Number)      (IRS Employer
 incorporation)                                                  Identification
                                                                    Number)

195 International Parkway, Heathrow, FL                                 32746

(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code:          (407) 829 - 9000
                                                            ----------------

ITEM 2.  Acquisition or Disposition of Assets
---------------------------------------------

     On February 9, 1999, Dixon Ticonderoga Company (the "Company") entered into an Asset Purchase Agreement with Asbury Carbons, Inc., a Delaware corporation ("Asbury") pursuant to which Asbury agreed to purchase the assets comprising the Company's U.S. Graphite and Lubricants Division. On March 2, 1999, the Company completed the sale pursuant to the Asset Purchase Agreement for $23.5 million, plus the assumption of certain trade obligations related to the division.
Except as specifically provided in the Asset Purchase Agreement, the Company generally retained all liabilities of the business arising from the operations of the division up through the closing date, including various environmental liabilities. Asbury, a privately-held company based in Wilmington, Delaware, purchased the division for $20.25 million in cash and executed a five-year subordinated note for the balance of $3.25 million. The note is unsecured and bears interest at 9% per annum, deferred until September 2, 2001. The Company's prior relationship with Asbury was limited to the purchase of certain carbon products used in its other businesses. Such purchases approximated $200,000 in fiscal 1998.

     The Asset Purchase Agreement provides that the note is subject to certain setoffs. The Company placed in escrow $705,000 pending the completion of certain post-closing procedures. Certain disputes (if any) with respect to claims of Asbury for indemnification for loss under the Asset Purchase Agreement would be subject to binding arbitration.

     On the closing date, the Company entered into various agreements with Asbury or its affiliate, Dixon Southwestern, Inc., pursuant to the Asset Purchase Agreement, including (a) a Noncompetition Agreement prohibiting the

     Company and its affiliates from competing with the division in all geo-graphic areas except Mexico, Central America and South America, for a period of ten years; (b) a Ground Lease relating to the Company's facility in Burnet, Texas; (c) a Ground Lease with option to purchase relating to the Company's facility located in Lakehurst, New Jersey; (d) an Environmental Agreement pursuant to which the Company agreed to perform remediation activities with respect to the facility in Lakehurst, New Jersey: (e) a Subordination Agreement with respect to the note; (f) a Product Supply Agreement pursuant to which Asbury's affiliate agreed to provide certain graphite products to the Company; and (g) a Texas Services Agreement, pursuant to which Asbury's affiliate agreed to provide certain services to the Company with respect to the Company's remaining property located in Burnet, Texas.

     The Company's U.S. Graphite and Lubricants Division generated revenues of approximately $11.5 million in fiscal 1998 and $2.7 million in the three months ended December 31, 1998. The division sources, refines, blends and markets bulk graphite in various grades and also produces and markets graphite-based lubricants for industrial and commercial applications. It operates manufacturing facilities in Lakehurst, New Jersey and Burnet, Texas, both included in this transaction. The sale included essentially all the operating assets of the division as well as intangible assets, such as tradenames and technology.

ITEM 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Not applicable.

(b)  Pro forma financial information:
                                                                PAGE
                                                                ----

Introduction                                                     4

Unaudited Pro Forma Condensed Consolidated Balance Sheet
as of December 31, 1998                                          5

Unaudited Pro Forma Condensed Consolidated Statement of
Operations for the Year Ended September 30, 1998                 6

Unaudited Pro Forma Condensed Consolidated Statement of
Operations for the Three Months Ended December 31, 1998          7

Notes to Unaudited Pro Forma Condensed Consolidated
Financial Statements                                             8


(c)  Exhibits

     The following exhibit is required to be filed as part of this report on Form 8-K/A:

     (2)  Asset Purchase Agreement dated February 9, 1999, by and between


     Dixon Ticonderoga Company, as Seller, and Asbury Carbons, Inc., as Buyer (without schedules or exhibits).*

     * Incorporated by reference to the Company's current report on Form 8-K dated March 2, 1999, and incorporated herein by reference. The Company agrees to supplementally furnish to the Commission upon request, a copy of any omitted schedule or exhibit.

DIXON TICONDEROGA COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

INTRODUCTION

  The unaudited pro forma condensed consolidated balance sheet as December 31, 1998, assumes that the sale of its U.S. Graphite and Lubricants Division had occurred on December 31, 1998, and accordingly, is reflected in the financial position of Dixon Ticonderoga Company as of that date.

  The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 1998, and the three months ended December 31, 1998, present the results of operations of Dixon Ticonderoga Company assuming the acquisition had been consummated as of the beginning of each respective period.

  The unaudited pro forma condensed consolidated financial statements have been prepared by Dixon Ticonderoga Company and all calculations have been made upon assumptions deemed appropriate, using the Company's prevailing accounting policies.

  The unaudited pro forma financial information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the sale had been consummated on the dates indicated. In addition, the unaudited pro forma financial information does not purport to be indicative of results of operations or financial position which may be achieved in the future.

  The unaudited pro forma financial information should be read in conjunction with consolidated financial statements and notes thereto contained in the Dixon Ticonderoga Company 1998 Annual Report on Form 10-K and December 31, 1998 Form 10-Q.

DIXON TICONDEROGA COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1998
                                     AS             PRO FORMA               PRO
                                  REPORTED        ADJUSTMENTS             FORMA
CURRENT ASSETS:
  Cash and cash equivalents   $     444,938   $(        7,411)(a)   $   437,527
  Receivables, net               22,431,900    (    1,517,485)(a)    20,914,415
  Inventories                    45,579,947    (    6,119,979)(a)    39,459,968
  Other current assets            2,063,680    (       33,323)(a)     2,030,357
                              -------------   ---------------      ------------
  Total current assets           70,520,465    (    7,678,198)       62,842,267
                              -------------   ---------------      ------------

PROPERTY, PLANT AND EQUIPMENT    37,446,250    (    5,626,289)(a)    31,819,961

  Less accumulated
    depreciation                (21,529,408)        3,466,879 (a)   (18,062,529)
                              -------------   ---------------      ------------
                                 15,916,842    (    2,159,410)       13,757,432
                              -------------   ---------------      ------------
OTHER ASSETS                      2,698,046         3,250,000 (a)     5,948,046
                              -------------   ---------------       ------------
                              $  89,135,353   $(    6,587,608)     $ 82,547,745
                              =============   ===============     =============
CURRENT LIABILITIES:
  Notes payable              $   25,190,802   $(   15,940,103)(a)   $ 9,422,901


  Current portion of
    long-term debt                1,871,102           --              1,871,102
  Accounts payable                7,918,726    (     351,875)(a)      7,566,851
  Accrued liabilities             7,013,913    (      89,475)(a)
                                                   4,708,536 (b)     11,171,944
                               ------------   --------------       ------------
  Total current liabilities      41,994,543    (  11,672,917)        30,032,798
                               ------------   --------------       ------------
LONG-TERM DEBT                   21,446,891           --             21,446,891
                               ------------   --------------       ------------
DEFERRED INCOME TAXES
  AND OTHER                         534,770    (     315,579)(a)        219,191
                               ------------   --------------       ------------
MINORITY INTEREST                 2,676,727           --              2,676,727
                               ------------   --------------       ------------
SHAREHOLDERS' EQUITY
  Common stock                    3,662,808           --              3,662,808
  Capital in excess of par value  3,386,005           --              3,386,005
  Retained earnings              19,664,143        5,400,888 (a)(b)  25,353,859
  Accumulated comprehensive
   income (loss)               (  3,413,239)          --            ( 3,413,239)
                               ------------   --------------        ------------
                                 23,299,717        5,400,888         28,989,433
Less treasury stock            (    817,295)          --            (   817,295)
                               ------------   --------------       ------------
TOTAL SHAREHOLDERS' EQUITY       22,482,422        5,400,888         28,172,138
                               ------------   --------------       ------------
                               $ 89,135,353   $(   6,587,608)      $ 82,547,745

                               ============   ==============       ============

DIXON TICONDEROGA COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 1998

                                AS         PRO FORMA           PRO
                             REPORTED     ADJUSTMENTS         FORMA

REVENUES                   $124,721,758  $(11,491,537)(c)   $113,230,221
                           ------------  ------------       ------------
COSTS AND EXPENSES:
  Cost of goods sold         76,296,877   ( 6,872,557)(c)     69,424,320
  Selling and
   administrative expenses   38,349,867   ( 2,459,246)(c)     35,890,621
                           ------------  ------------       ------------

                            114,646,744   ( 9,331,803)       105,314,941
                           ------------  ------------       ------------

OPERATING INCOME             10,075,014   ( 2,159,734)         7,915,280

INTEREST EXPENSE              4,671,646   ( 1,370,000)(d)      3,301,646
                           ------------  ------------       ------------

INCOME BEFORE
  INCOME TAXES AND
  MINORITY INTEREST           5,403,368   (   789,734)         4,613,634

INCOME TAXES                  1,562,069   (   315,900)(e)      1,246,169
                           ------------  ------------       ------------

                              3,841,299   (   473,834)         3,367,465

MINORITY INTEREST               704,940          --              704,940

                           ------------  ------------       ------------

NET INCOME                 $  3,136,359  $(   473,834)      $  2,662,525
                           ============  ============       ============
EARNINGS PER SHARE:
  Basic                    $        .93                     $        .79
                           ============                     ============
  Diluted                  $        .85                     $        .72
                           ============                     ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING:
  Basic                       3,387,202                        3,387,202
                           ============                     ============

  Diluted                     3,708,026                        3,708,026
                           ============                     ============

DIXON TICONDEROGA COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS THREE MONTHS ENDED DECEMBER 31, 1998

                                AS         PRO FORMA           PRO
                             REPORTED     ADJUSTMENTS         FORMA

REVENUES                   $ 22,807,169  $( 2,656,624) (c)  $ 20,150,545
                           ------------  ------------       ------------
COSTS AND EXPENSES:
  Cost of goods sold         14,899,619   ( 1,716,995) (c)    13,182,624
  Selling and
   administrative expenses    7,797,673   (   554,284) (c)     7,243,389
                           ------------  ------------       ------------

                             22,697,292   ( 2,271,279)        20,426,013
                           ------------  ------------       ------------

OPERATING INCOME (LOSS)         109,877   (   385,345)       (   275,468)

INTEREST EXPENSE              1,109,072   (   340,000) (d)       769,072
                           ------------  ------------       ------------

LOSS BEFORE
  INCOME TAXES AND
  MINORITY INTEREST         (   999,195)  (    45,345)       ( 1,044,540)

INCOME TAXES (BENEFIT)      (   364,200)  (    18,100) (e)   (   382,300)
                           ------------  ------------       ------------

                            (   634,995)  (    27,245)       (   662,240)

MINORITY INTEREST           (    35,078)          --         (    35,078)

                           ------------  ------------       ------------

NET LOSS                   $(   599,917) $(    27,245)      $(   627,162)
                           ============  ============       ============
NET LOSS PER SHARE:
  Basic                    $(       .17)                    $(       .18)
                           ============                     ============
  Diluted                  $(       .17)                    $(       .18)
                           ============                     ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING:
  Basic                       3,431,797                        3,431,797
                           ============                     ============

  Diluted                     3,539,740                        3,539,740
                           ============                     ============

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS


a. To reflect the sale of the Company's U.S. Graphite and Lubricants Division (net after-tax proceeds and assets sold to and liabilities assumed by buyer) and the application of net proceeds to reduce outstanding notes payable.

b. To recognize accrued liabilities for ongoing maintenance of unsold real estate, environmental expenses, employee severances and benefit costs and other post-closing obligations.

c. To exclude the results of operations of the Company's U.S. Graphite and Lubricants Division after adjustment for allocated corporate expenses not eliminated.

d. To adjust interest expense to reflect the reduction in bank debt from net sales proceeds and interest income from note receivable.

e. To adjust income taxes on pro forma results of operations at prevailing statutory rates.

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    April 20, 1999                 By:  /s/ Gino N. Pala
        ------------------                    ----------------------
                                              Gino N. Pala, Chairman
                                                of the Board, Co-Chief
                                                Executive Officer
                                                and Director